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                          GT GLOBAL NEW DIMENSION FUND
                            ADVISOR CLASS PROSPECTUS

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 1, 1998

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THE FOLLOWING SUPPLEMENTS THE DISCLOSURE FOR GT GLOBAL NEW DIMENSION FUND (THE
"FUND") AND IS TO BE INSERTED FOLLOWING THE SECTION ENTITLED "PROSPECTUS
SUMMARY:"

                              FINANCIAL HIGHLIGHTS

The table below provides condensed financial information concerning income and capital changes for one Advisor Class share of the Fund for the period shown. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes, for the period September 15, 1997 (commencement of operations) to December 31, 1997, have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon also is included in the Statement of Additional Information.

                                          SEPTEMBER 15, 1997
                                           (COMMENCEMENT OF
                                            OPERATIONS) TO
                                           DECEMBER 31, 1997
                                          -------------------
                                           ADVISOR CLASS (C)
                                          -------------------
Per Share Operating Performance:
Net asset value, beginning of period....      $    11.43
                                                 -------
Income from investment operations:
  Net investment income.................            0.01
  Net realized and unrealized loss on
   investments..........................           (0.31)
                                                 -------
    Net decrease from investment
     operations.........................           (0.30)
                                                 -------
Distributions to shareholders:
  In excess of net investment income....           (0.49)
                                                 -------
    Total distributions.................           (0.49)
                                                 -------
Net asset value, end of period..........      $    10.64
                                                 -------
                                                 -------
Total investment return.................           (2.51)%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....      $    1,241
Ratio of net investment income to
average net assets......................            0.15 %(a)
Ratio of expenses to average net
assets..................................            0.00 %(a)
Portfolio turnover rate+................               1 %(b)

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(a) Annualized
(b) Not annualized
(c) These selected per share data were calculated based upon average shares outstanding during the period.
 + Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

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THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO GT
GLOBAL SERIES TRUST (THE "COMPANY"):

On January 30, 1998, Liechtenstein Global Trust ("LGT"), the indirect parent organization of Chancellor LGT Asset Management, Inc. (the "Manager"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes the Manager. AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Company's management agreement under the Investment Company Act of 1940 (and, therefore, a termination of such agreement), it is anticipated that the approval of the Company's Board of Trustees and the Company's shareholders of a new management arrangement will be sought. The Manager anticipates that the new management arrangement will be presented for shareholder approval, and anticipates that the transaction will close, on or about May 31, 1998.

DIMSX803M                                                          March 3, 1998